EXHIBIT 10.40


                      AMENDMENT NO. 12 TO CREDIT AGREEMENT


                  THIS AMENDMENT NO. 12 TO CREDIT AGREEMENT (the "Amendment") dated as of October 3, 1996 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), The Chase Manhattan Bank (as successor to Chemical
Bank), CoreStates Bank, N.A., Creditanstalt-Bankverein, First Union National Bank of North Carolina, Mellon Bank, N.A., NationsBank of Tennessee, N.A., PNC Bank, National Association and Toronto Dominion (New York), Inc. (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower; and

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Credit Agreement as hereinafter provided.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.        Definitions.

                   (a) Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

         2.        Amendment of Credit Agreement.

                   (a) Articles I through XI. The parties hereto do hereby amend and restate the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto.

                   (b) Schedules. Each of the following schedules to the Credit Agreement is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference as the original schedule

      Schedule 6.01(a) and (c)           Qualifications    to    do    Business,
                                         Subsidiaries and Excluded Entities

      Schedule 6.01(u)                   Material Contracts





      Schedule 6.01(y)                   Environmental Disclosures

      Schedule 8.02(c)                   Certain Guaranties

      Schedule 6.01(cc) Allegis Facilities Indebtedness; Lien Releases; Intercreditor Agreements;
                                         Non-Disturbance Agreements; Consents to
                                         Leasehold Mortgages and Second Liens

                   (c) Exhibits. Each of the following exhibits to the Credit Agreement is hereby amended and restated to read as set forth on the exhibit attached hereto bearing the same numerical reference as the original exhibit:

      Exhibit 2.05                       Revolving Credit Loan Request
      Exhibit 8.01(m)(i)                 Acquisition Approval Certificate
      Exhibit 8.01(m)(ii)                Acquisition Notice Certificate


                           The   following   exhibit  is  hereby   added  as  an
additional, new exhibit to the Credit Agreement:

      Exhibit 8.03(d)(3)                 Compliance Certificate for Quarter
                                         Ending 9/30/96 and Thereafter

         3. Conditions of Effectiveness of This Agreement. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                   (a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

                   (b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                       (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

                       (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and


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described in this Section 3 and the true  signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                       (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized;
provided that each of the Loan Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents (excluding good standing certificates), certify that the organizational documents which it previously delivered remain in effect and have not been amended.

                   (c) Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the date hereof of Testa, Hurwitz & Thibeault, counsel for the Loan Parties, in form and substance satisfactory to the Agent.

                   (d) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the fees set forth on Exhibit 2 hereto, and all other fees accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, fees of the Agent's counsel in connection with this Amendment.

                   (e) Acknowledgment. Each of the Loan Parties, other than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 3 hereto.

                   (f) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

         4. Completion of Outstanding Items. On or before December 1, 1996, the Borrower shall have completed the outstanding conditions to the effectiveness of Amendment Nos. 1 through 12 to the Credit Agreement and delivered to the Agent for the benefit of the Banks evidence of the same satisfactory to the Agent, in its sole discretion, it being expressly agreed that satisfaction of such outstanding conditions has not been waived by the Banks.

         5.        Amendment to Certain Other Loan Documents.

                   (a) Schedule 1 to that certain Guaranty Agreement made by each Subsidiary of the Borrower party thereto, for the benefit of the Banks, dated as of May 18, 1994, as amended, is hereby amended and restated to read as set forth on the Schedule attached hereto bearing the same numerical reference and name.



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                   (b) Schedule A to the  following  Pledge  Agreement is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same name:

                       (i) SCHEDULE A TO THE PLEDGE AGREEMENT (Borrower) dated as of May 18, 1994, as amended, by the Borrower, as pledgor in favor of the Agent

         6. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

         7. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                              [INTENTIONALLY BLANK]


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                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 12]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    MARINER HEALTH GROUP, INC.


                                    By:     /s/ Arthur W. Stratton, Sr.
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent


                                    By:     /s/ Scott D. Colcombe
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    THE CHASE MANHATTAN BANK (as successor
                                    to Chemical Bank)


                                    By:     /s/ Dawn Lee Lum
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    CORESTATES BANK, N.A.


                                    By:     /s/ Geoffrey C. Smith
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    CREDITANSTALT - BANKVEREIN


                                    By:     /s/ Gregory F. Mathis
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    By:     /s/ Fiona McKone
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------


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                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 12]

                                    FIRST UNION NATIONAL BANK OF
                                    NORTH CAROLINA


                                    By:     /s/ Ann M. Dodd
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    MELLON BANK, N.A.


                                    By:     /s/ Carol Paige
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    NATIONSBANK OF TENNESSEE, N.A.


                                    By:     /s/ Michael Sylvester
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                    TORONTO DOMINION (NEW YORK), INC.


                                    By:     /s/ Jorge Garcia
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------



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